UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

TaxMasters, Inc.
(Exact name of registrant specified in charter)

Nevada	33-11986-LA	91-2008803
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Town & Country Lane, Suite 400, Houston, TX 77024
(Address of principal executive offices) (Zip Code)

(281) 497-4226
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On March 16, 2012, the Registrant announced it is filing a voluntary bankruptcy petition with the United States Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of March, 2012.

TAXMASTERS, INC.

By: /s/ Patrick R. Cox
Name: Patrick R,. Cox
Title: President and CEO